UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2019

NF ENERGY SAVING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50155	02-0563302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Qingnian Avenue, Heping District Shenyang, P.R. China		110015
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (8624) 8563-1159

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Appointment of Certain Officers;

On February 8, 2019, the Board of Directors announced that it appointed Yongquan Bi, current director and interim chairman, as the Company’s Chairman of the Board, Chief Executive Officer and President.

Item 8.01 Other Events.

At the same date, the Company announced its NASDAQ ticker symbol change from “NFEC” to “BIMI” (effective immediately) and subject to shareholder and regulatory approvals, its intention to change its corporate name to BOQI International Medical Inc.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1	NF Energy’s New Board Makes Changes to Ticker Symbol and appoints New Chief Executive Officer; Intention to change its Name

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NF ENERGY SAVING CORPORATION

Date: February 8, 2019	By:	/s/ Yongquan Bi
Yongquan Bi
Chief Executive Officer

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